Exhibit 10.1
AMENDMENT NUMBER ONE
TO AMENDED AND RESTATED FINANCING AGREEMENT
          This AMENDMENT NUMBER ONE TO AMENDED AND RESTATED FINANCING AGREEMENT (this “Amendment”) is entered into as of March 28, 2008, by and among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the “Parent”), PRG-SCHULTZ USA, INC., a Georgia corporation (“PRG-Schultz USA” and together with the Parent, individually and collectively, jointly and severally, the “Borrower”), the lenders party hereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) with reference to the following:
          WHEREAS, the Borrower, each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the Agents and the Lenders are parties to that certain Amended and Restated Financing Agreement, dated as of September 17, 2007 (as amended, restated, supplemented, or otherwise modified from time to time, the “Financing Agreement”);
          WHEREAS, the Borrower has requested that the Agents and Lenders amend the Financing Agreement as set forth herein; and
          WHEREAS, upon the terms and conditions set forth herein, the Agents and Lenders are willing to accommodate the Borrower’s request.
          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Financing Agreement, as amended hereby.
     2. Amendments to Financing Agreement.
          (a)   Section 1.01 of the Financing Agreement is hereby amended by adding the following new definitions of “Borrowing Base Addition” and “First Amendment Effective Date” in proper alphabetical order:
          ““Borrowing Base Addition” means, as of any date of determination during any period set forth in the below table, the amount set forth opposite such period in the below table:

Applicable Period	Borrowing Base Addition
During the period from March 28, 2008 to and including September 30, 2008	$10,000,000
During the period from October 1, 2008 to and including December 31, 2008	$9,750,000
During the period from January 1, 2009 to and including March 31, 2009	$9,500,000
During the period from April 1, 2009 to and including June 30, 2009	$9,250,000
During the period from July 1, 2009 to and including September 30, 2009	$9,000,000
During the period from October 1, 2009 to and including December 31, 2009	$8,750,000
During the period from January 1, 2010 to and including March 31, 2010	$8,500,000
During the period from April 1, 2010 to and including June 30, 2010	$8,250,000
During the period from July 1, 2010 to and including September 30, 2010	$8,000,000
During the period from October 1, 2010 to and including December 31, 2010	$7,750,000
During the period from January 1, 2011 to and including March 31, 2011	$7,500,000
During the period from April 1, 2011 to and including June 30, 2011	$7,250,000
During the period from July 1, 2011 to and including September 30, 2011	$7,000,000
During the period from October 1, 2011 to and including December 31, 2011	$6,750,000

          ““First Amendment Effective Date” means March 28, 2008.”
          (b)   The definition of “Borrowing Base” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          ““Borrowing Base” means, as of any date of determination, an amount determined by the Administrative Agent in the exercise of its Permitted Discretion, with reference to the most recent Borrowing Base Certificate, equal to the difference between:
          (a) the lesser of: (i) the sum of (A) up to 85% of the value of the Net Amount of Eligible Accounts Receivable, less the amount, if any, of the Dilution Reserve, plus (B) the lesser of (x) up to 20% of the Eligible Backlog, and (y) 50% of the amount determined under clause (a)(i)(A) of this definition, plus (C) the Borrowing Base Addition, and (ii) 1.0 times TTM EBITDA calculated as of the last month for which financial statements have most recently been delivered pursuant to Section 7.01(a) of this Agreement minus
          (b) such reserves as the Administrative Agent may deem appropriate in the exercise of its Permitted Discretion.”
          (c)   The definition of “Term Loan LIBOR Margin” in Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the reference to “4.50” appearing therein and replacing such reference with “5.25” and (ii) deleting the reference to “4.00” appearing therein and replacing such reference with “4.75”.
          (d)   The definition of “Term Loan Reference Margin” in Section 1.01 of the Financing Agreement is hereby amended by (i) deleting the reference to “1.75” appearing therein and replacing such reference with “2.50” and (ii) deleting the reference to “1.25” appearing therein and replacing such reference with “2.00”.
          (e)   The definition of “Total Revolving Credit Commitment” in Section 1.01 of the Financing Agreement is hereby amended and restated in its entirety as follows:
          ““Total Revolving Credit Commitment” means the sum of the amounts of the Lenders’ Revolving Credit Commitments, which amount is $22,500,000 as of the First Amendment Effective Date.”
          (f)   Section 2.04(a) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “(a) Revolving Loans. Each Revolving Loan shall bear interest on the principal amount thereof from time to time outstanding, from the date of the making of such Loan until the date on which such principal amount is repaid in accordance herewith, as follows: (i) if the relevant Revolving Loan is a LIBOR Rate Loan, at a rate per annum equal to the LIBOR Rate plus 2.25 percentage points, and (ii) otherwise, at a rate per annum equal to the Reference Rate plus 0.25 percentage points.”
          (g)   Section 7.02(e) of the Financing Agreement is hereby amended and restated in its entirety as follows:
          “(e) Loans, Advances, Investments, Etc. Make any loan, advance, other extension of credit or capital contributions to, or hold or invest in, or purchase or otherwise acquire any shares of the Capital Stock, bonds, notes, debentures or other securities of, or make any other investment in, any other Person, or purchase or own any futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or permit any of its Subsidiaries to do any of the foregoing, except for: (i) investments existing on the date hereof, as set forth on

Schedule 7.02(e) hereto, but not any increase in the amount thereof as set forth in such Schedule or any other modification of the terms thereof, (ii) Permitted Investments, and (iii) the transaction described in clause (D) of the proviso set forth in Section 7.02(h) shall be permitted on the terms and conditions set forth therein.”
          (h)   Section 7.02(h) of the Financing Agreement is hereby amended and by deleting the proviso set forth therein and replacing it with the following:
“provided, however, that (A) any Subsidiary of the Parent may pay dividends to its shareholders, (B) the Parent may pay dividends in the form of common Capital Stock, (C) common Capital Stock of the Parent may be issued upon the conversion of the Senior Convertible Notes in accordance with the Indenture for the 10% Senior Convertible Notes or the conversion of the Series A Preferred Stock into common Capital Stock; and (D) on or before March 31, 2009, the Parent may purchase up to $10,000,000 in the aggregate of the Parent’s Capital Stock on the open market or through privately-negotiated transactions so long as (x) no Default or Event of Default shall have occurred and be continuing either immediately before or after giving effect thereto, and (y) after giving effect thereto, the aggregate outstanding principal amount of Revolving Loans does not exceed $10,000,000.”
          (i)   Section 7.03(c) of the Financing Agreement is hereby amended by replacing the reference to “$29,300,000” contained in the row for the fiscal quarter ended December 31, 2008 with “$24,000,000”.
          (j)   Schedule R-1 to the Financing Agreement is hereby amended and restated as set forth on Exhibit R-1 hereto.
     3. Consent and Waiver Regarding Commission Advances.
          Anything to the contrary set forth in the Financing Agreement and the other Loan Documents notwithstanding, the Agents and Lenders hereby (a) waive any Event of Default that has occurred as a result of the Borrower making commission advances prior to the date hereof in an aggregate amount of up to $610,000 (based on the currency exchange rates as of the date hereof) to certain associate auditors in the United Kingdom and Belgium, and (b) consent to the Borrower making commission advances to certain associate auditors in the United Kingdom and Belgium during the period from the date hereof to and including September 30, 2008 so long as such commission advances do not to exceed $149,000 (based on the currency exchange rates as of the date hereof) in the aggregate. The waiver in the foregoing clause (a) shall be effective only for the specific Event of Default described therein, and in no event shall such waiver be deemed to be a waiver of enforcement of any of the Agents’ or Lenders’ rights or remedies with respect to any other Defaults or Events of Default now existing or hereafter arising.

     4. Consents and Waiver Regarding Certain Repayments of the Term Loan.
          (a) Anything to the contrary contained in the Financing Agreement and the other Loan Documents (including the Fee Letter) notwithstanding, the Agents and Lenders hereby (i) consent to the voluntary prepayment on the date hereof of $15,000,000 of the outstanding principal amount of the Term Loan (the “First Amendment Voluntary Prepayment”), (ii) waive the 3 Business Days notice requirement set forth in Section 2.05(b)(ii) of the Financing Agreement with respect to the First Amendment Voluntary Prepayment, and (iii) waive any prepayment premium due and payable in connection with the First Amendment Voluntary Prepayment.
          (b) Anything to the contrary contained in the Financing Agreement and the other Loan Documents notwithstanding, the Agents, Lenders and the Borrower hereby consent to the application of the first $10,000,000 of: (i) the proceeds of the First Amendment Voluntary Prepayment, (ii) the proceeds of the quarterly installment of the Term Loan that is due on April 1, 2008, and (iii) the proceeds of $5,900,000 in mandatory prepayments that are being made on the date hereof to the outstanding principal amount of the Term Loan owing to Wells Fargo Foothill, Inc., with the excess being applied to the outstanding principal amount of the Term Loan owing to the other Term Loan Lenders on a ratable basis.
     5. Conditions Precedent to Amendment. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof:
          (a)   The Collateral Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
          (b)   The Collateral Agent shall have received the reaffirmation and consent of each Guarantor attached hereto as Exhibit A, duly executed and delivered by each Guarantor.
          (c)   The Administrative Agent shall have received $15,000,000 from the Borrower, which amount shall be applied by the Administrative Agent to the outstanding principal balance of the Term Loan.
          (d)   The Borrower shall pay concurrently with the closing of the transactions evidenced by this Amendment, all fees, costs, expenses and taxes then payable pursuant to Section 2.06 (including the fees due and payable under the Fee Letter, if any) or 12.04 (including the attorneys fees of the Agents incurred in connection with this Amendment) of the Financing Agreement.
          (e)   After giving effect to this Amendment, the representations and warranties herein and in the Financing Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date).
          (f)   After giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

          (g)   No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any Governmental Authority against Borrower, any Agent, or any Lender.
     6. Representations and Warranties. The Borrower represents and warrants to the Agents and Lenders that (a) the execution, delivery, and performance of this Amendment and of the Financing Agreement, as amended hereby, (i) are within its powers, (ii) have been duly authorized by all necessary action, and (iii) are not in contravention of any law applicable to it or of the terms of its governing documents, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) this Amendment and the Financing Agreement, as amended hereby, are legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws; (c) after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing on the date hereof or as of the date upon which the conditions precedent set forth herein are satisfied; and (d) the Borrower is not in violation of its organizational documents or any law, rule, regulation, judgment or order of any Governmental Authority applicable to it or any of its property or assets, or any material term of any agreement or instrument (including, without limitation, any Material Contract) binding on or otherwise affecting it or any of its properties, except where such violation could not reasonably be expected to have a Material Adverse Effect.
     7. Advice of Counsel. The Borrower has had advice of independent counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has had this Amendment fully explained to it to its satisfaction.
     8. Payment of Costs and Fees. The Borrower shall pay to each Agent all costs, all reasonable out-of-pocket expenses, and all fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto. In addition thereto, the Borrower agrees to reimburse each Agent on demand for its costs arising out of this Amendment and all documents or instruments relating hereto (which costs may include the reasonable fees and expenses of any attorneys retained by any Agent).
     9. Reaffirmation of Loan Documents. By executing this Amendment, the Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Financing Agreement and the other Loan Documents to which it is a party effective as of the date hereof. By executing this Amendment, the Borrower hereby acknowledges, consents and agrees that all of its obligations and liabilities under the Financing Agreement (as amended hereby) remain in full force and effect, and that the execution and delivery of this Amendment and any and all documents executed in connection therewith shall not alter, amend, reduce or modify its obligations and liability under the Financing Agreement (as amended hereby) or any of the other Loan Documents to which it is a party.

     10. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.
     11. Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or electronic mail also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
     12. Effect on Loan Documents.
          (a)   The Financing Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of any Agent or any Lender under the Financing Agreement or any other Loan Document. The modifications contained herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent to any matter under the Loan Documents.
          (b)   To the extent that any such Loan Document purports to assign or pledge to the Collateral Agent or to grant to the Collateral Agent a security interest in or lien on, any collateral as security for the Obligations from time to time existing in respect of the Financing Agreement immediately prior to the date hereof, such pledge or assignment or grant of the security interest or lien is hereby ratified and confirmed in all respects.
          (c)   Upon and after the effectiveness of this Amendment, each reference in the Financing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to “the Financing Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Financing Agreement, shall mean and be a reference to the Financing Agreement as modified and amended hereby.
          (d)   To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Financing Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Financing Agreement as modified or amended hereby.
          (e)   This Amendment is a Loan Document.

     13. Entire Agreement. This Amendment embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous agreements or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
[signature page follows]

          IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER: PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation
By:	/s/ Peter Limeri
	Name:	Peter Limeri
	Title:	CFO

PRG-SCHULTZ USA, INC., a Georgia corporation
By:	/s/ Peter Limeri
	Name:	Peter Limeri
	Title:	CFO

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO AMENDED AND RESTATED FINANCING AGREEMENT]

AGENTS AND LENDERS: ABLECO FINANCE LLC, as Collateral Agent and, on behalf of itself and its affiliate assign, as a Lender
By:	/s/ Eric Miller
	Name:	Eric Miller
	Title:	Senior Vice President

WELLS FARGO FOOTHILL, INC., as the Administrative Agent and a Lender
By:	/s/ Robert Bernier
	Name:	Robert Bernier
	Title:	Vice President

PETRUS PRIVATE INVESTMENTS, L.P., as a Lender
By:	/s/ David Radunsky
	Name:	David Radunsky
	Title:	Chief Operating Officer

PARKCENTRAL GLOBAL HUB LIMITED, as a Lender
By:	Parkcentral Capital Management, L.P., its Investment Advisor

By:	/s/ David Radunsky
	Name:	David Radunsky
	Title:	Chief Operating Officer

[SIGNATURE PAGE TO AMENDMENT NUMBER ONE
TO AMENDED AND RESTATED FINANCING AGREEMENT]

Exhibit A
REAFFIRMATION AND CONSENT
     All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amended and Restated Financing Agreement dated as of September 17, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Financing Agreement”) by and among PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (the “Parent”), PRG-SCHULTZ USA, INC., a Georgia corporation (“PRG-Schultz USA” and together with the Parent, individually and collectively, jointly and severally, the “Borrower”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (each a “Guarantor” and collectively, jointly and severally, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), ABLECO FINANCE LLC, a Delaware limited liability company (“Ableco”), as collateral agent for the Lenders (in such capacity, together with any successor collateral agent, the “Collateral Agent”), and WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the Lenders (in such capacity, together with any successor administrative agent, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”) or in Amendment Number One to Amended and Restated Financing Agreement, dated as of March 28, 2008 (the “Amendment”), by and among the Borrower, the Lenders, and the Agents. The undersigned each hereby (a) represents and warrants to the Collateral Agent that the execution, delivery, and performance of this Reaffirmation and Consent are within its powers, have been duly authorized by all necessary action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Financing Agreement as set forth in the Amendment; (c) acknowledges and reaffirms its obligations owing to Agents and the Lenders under any Loan Documents to which it is a party; and (d) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Although the undersigned each has been informed of the matters set forth herein and has acknowledged and agreed to same, they each understand that neither any Agent nor any Lender has any obligations to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty. Delivery of an executed counterpart of this Reaffirmation and Consent by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Reaffirmation and Consent. Any party delivering an executed counterpart of this Reaffirmation and Consent by telefacsimile also shall deliver an original executed counterpart of this Reaffirmation and Consent but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Reaffirmation and Consent. This Reaffirmation and Consent shall be governed by the laws of the State of New York.

     IN WITNESS WHEREOF, the undersigned have each caused this Reaffirmation and Consent to be executed as of the date of the Amendment.

PRG-SCHULTZ CANADA, LLC,
a Georgia limited liability company
THE PROFIT RECOVERY GROUP
MEXICO, INC.,
a Georgia corporation
PRG-SCHULTZ PUERTO RICO, INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP
COSTA RICA, INC.,
a Georgia corporation
PRG-SCHULTZ CHILE, INC.,
a Georgia corporation
PRG INTERNATIONAL, INC.,
a Georgia corporation
PRGFS, INC.,
a Delaware corporation
PRGTS, LLC,
a Georgia limited liability company
HS&A ACQUISITION — UK, INC.,
a Texas corporation
PRG-SCHULTZ AUSTRALIA, INC.,
a Georgia corporation
PRG-SCHULTZ BELGIUM, INC.,
a Georgia corporation
PRG-SCHULTZ EUROPE, INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP
GERMANY, INC.,
a Georgia corporation
PRG-SCHULTZ FRANCE, INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP
NETHERLANDS, INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP NEW
ZEALAND, INC.,
a Georgia corporation
PRG-SCHULTZ SCANDINAVIA, INC.,
a Georgia corporation
PRG-SCHULTZ PORTUGAL, INC.,
a Georgia corporation
PRG-SCHULTZ SWITZERLAND, INC.,
a Georgia corporation

[SIGNATURE PAGE TO EXHIBIT A TO AMENDMENT NUMBER ONE
TO AMENDED AND RESTATED FINANCING AGREEMENT]

THE PROFIT RECOVERY GROUP
ITALY, INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP SPAIN,
INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP ASIA,
INC.,
a Georgia corporation
THE PROFIT RECOVERY GROUP
SOUTH AFRICA, INC.,
a Georgia corporation
PRG-SCHULTZ JAPAN, INC.,
a Georgia corporation
PRG-SCHULTZ PUERTO RICO,
a Puerto Rico foreign partnership

By:	/s/ Peter Limeri
	Name:	Peter Limeri
	Title:	CFO

[SIGNATURE PAGE TO EXHIBIT A TO AMENDMENT NUMBER ONE
TO AMENDED AND RESTATED FINANCING AGREEMENT]

Schedule R-1
Commitments

	Revolving Credit
Lender	Commitment	Total Commitment
Wells Fargo Foothill, Inc.	$22,500,000	$22,500,000
All Lenders	$22,500,000	$22,500,000